Institutional Class Shares – Ticker ARSAX

Alpha Risk Tactical Rotation Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS

October 1, 2018

Before you invest, you may want to review the Alpha Risk Tactical Rotation Fund's (the "Fund") Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.ncfunds.com/TNC/fundpages/857.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks to achieve total return through a combination of capital appreciation and current income
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	6.21%
Interest and Dividends on Securities Sold Short[1]	0.34%
Acquired Fund Fees and Expenses[2]	0.14%
Total Annual Fund Operating Expenses	7.79%
Less Fee Waiver and/or Expense Reimbursement[3,4]	(4.81)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.98%
1  "Interest and Dividends on Securities Sold Short" reflects interest expense and dividends paid on borrowed securities. Interest expense results from the Fund's use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund or the Advisor. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund's use of those investments.
2 "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3  The Fund's investment advisor, ARS Investment Management, LLC (the "Advisor"), has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.50% of the average daily net assets of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through September 30, 2019 and may be terminated by the Board of Trustees (the "Board" or "Trustees") at any time. Any fees or expenses waived or reimbursed by the Advisor are subject to repayment by the Fund within three years following the date on which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts waived or reimbursed by the Advisor if the Fund is able to make the repayment without exceeding the lesser of its current Maximum Operating Expense Limit and the Maximum Operating Expense Limit in place at the time of the initial waiver and/or reimbursement.
4 Restated to reflect the current contractual expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$301	$1,846	$3,307	$6,616

Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  For the fiscal year ended May 31, 2018, the Fund's portfolio turnover rate was 368.35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund's investment objective of total return by investing in no-load, institutional, mutual, exchange-traded, and/or closed end funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act") ("Portfolio Funds"), or by making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers (third-party strategists whose advice the Advisor has discretion to implement) or other third-party research providers.  The Fund will utilize sector rotation strategies that attempt to capitalize on changes in business cycle. Business cycle refers to the regular alternation between periods of expansion and contraction that occur in an industry or economy. The investments of the Fund and Portfolio Funds will be comprised of exchange-traded funds ("ETFs") and/ or equity securities (common stock, preferred stock, convertible preferred stock, convertible bonds, and warrants) and fixed income securities (bonds, corporate debt securities, convertible securities, and government securities).
The Fund will utilize sector rotation strategies based on its quantitative asset allocation model that attempt to capitalize on changes in the business cycle. The Fund and Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.  The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any in default, and unrated bonds. The Portfolio Funds in which the Fund invests may have an investment objective similar to the Fund's or will otherwise hold permitted investments under the Fund's investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor determines the tactical allocation of the Fund's assets based on asset risk and return profiles derived from a combination of fundamental, quantitative, and macroeconomic inputs. The Advisor will sell a Portfolio Fund based on the Fund's quantitative asset allocation models or if the Fund's portfolio needs to be rebalanced.  The Advisor also may sell a Portfolio Fund if there has been a change in management or unexplained deviation in strategy.  Decisions by the Advisor to sell other portfolio securities will be based upon the research, recommendations, and trading signals received from investment model managers, or may be based upon a decision by the Advisor to no longer utilize a particular investment model manager due to the Advisor's assessment of the integrity of the research.  As a result of the Fund's tactical strategy, it may engage in active and frequent trading and have a relatively high level of portfolio turnover compared to other mutual funds. Portfolio turnover will not be a limiting factor in making investment decisions.

The Advisor may use derivative investments to hedge the Fund's and Portfolio Funds' investments in equity securities, based on the Advisor's views of market conditions.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Fund to various risks.  To the extent that the Fund invests in options, futures contracts, and swaps, it will segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss. In addition, the Fund may engage in short selling, and the Portfolio Funds may engage in short selling and invest in derivative instruments (principally consisting of options, futures contracts, and swaps), including those that derive their value from commodities, currencies, and real estate, and utilize leverage to acquire their underlying investments.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. The Fund is subject to the following principal risks:
Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Funds own, general market and economic conditions, interest rates, and specific industry changes.  The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund's policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The Fund and the Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
Equity Securities Risk.  The value of equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.
ETF Risk. ETFs are subject to the following risks: (i) the market price of an ETF's shares may trade above or below its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an underlying ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF's returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs will be borne by the Fund.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Fund of Funds Risk.  The Fund may operate as a "fund of funds."  The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, such as ETFs. Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund's performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
General Market Risk. The net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time. During periods of high volatility, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Leverage Risk.  The use of leverage may exaggerate changes in a Portfolio Fund's share price and the return on its investments.  Accordingly, the value of the Fund's investments in Portfolio Funds may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Portfolio Fund's expenses.
Management Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds and other securities purchased by the Fund (growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk.  Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual total returns compare to that of a broad-based securities market index. Performance information prior to August 1, 2016 is attributed to prior investment advisors for the Fund. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting http://www.ncfunds.com/fundpages/857.htm.

Institutional Class
 Calendar Year Returns

During the periods show in the bar chart above, the Fund's highest quarterly return was 4.58% (quarter ended September 30, 2017) and the Fund's lowest quarterly return was -8.58% (quarter ended June 30, 2017). The Fund's year-to-date return as of June 30, 2018, was 2.33%.

Average Annual Total Returns Periods Ended December 31, 2017	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-3.38% -3.38% -1.91%	-0.44% -0.66% -0.47%	-0.53% -0.75% -0.54%
S&P Target Risk Moderate Index (reflects no deductions for fees and expenses)	11.93%	6.19%	6.00%
*The Institutional Class Shares began operating on September 20, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).
MANAGEMENT
Investment Advisor. ARS Investment Management, LLC ("ARS"), serves as the Fund's investment advisor.
Portfolio Managers.  The Fund's portfolio is managed on a day-to-day basis by Timothy Dolan who has served as a portfolio manager of the Fund since August 2016.  Mr. Dolan is the founder, managing partner, and chairman of the investment committee for ARS Investment Management, LLC.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire on any business day. Redemption orders by mail should be sent to the Alpha Risk Tactical Rotation Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.